UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2023

TILT HOLDINGS INC.

(Exact name of registrant as specified in its charter)

British Columbia	000-56422	83-2097293
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

, Arizona
2801 E. Camelback Road #180 Phoenix, Arizona	85016
(Address of principal executive offices)	(Zip Code)

(623) 887-4900

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.424)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Departure of Chief Financial Officer

On May 22, 2023, Dana R. Arvidson departed as Chief Financial Officer of TILT Holdings Inc. (the “Company”).

Appointment of Interim Chief Financial Officer

The Board of Directors (the “Board”) of the Company approved, effective as of May 22, 2023, the appointment of Brad Hoch, the current Chief Accounting Officer, as Interim Chief Financial Officer of the Company. Mr. Hoch will also continue to serve as Chief Accounting Officer.

Mr. Hoch has served as the Chief Accounting Officer  of the Company since December 2022. Prior to serving as the Chief Accounting Officer, Mr. Hoch served as Chief Financial Officer of the Company from October 2020 to December 2022 and served as the Interim Chief Financial Officer from June 2020 to October 2020. Mr. Hoch served as the Division Controller of Verra Mobility, a technology company focused on fleet management, from October 2011 to February 2019. Mr. Hoch has over 20 years of experience in senior finance and accounting positions in a number of high growth technology and business solutions enterprises including having served as Director of Finance at TPI Composites Inc. from September 2009 to October 2011 and having held numerous positions at Gateway Inc. from January 1996 to September 2009.

In his role as Interim Chief Financial Officer and Chief Accounting Officer, Mr. Hoch will be compensated in accordance with the Executive Employment Agreement dated November 29, 2022 by and between the Company and Mr. Hoch as previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 1, 2022.

There are no family relationships between Mr. Hoch and any of the Company’s officers or directors that are required to be disclosed pursuant to Item 401(d) of Regulation S-K.  There are no arrangements or understandings between Mr. Hoch and any other person pursuant to which Mr. Hoch was selected as an officer of the Company required to be disclosed pursuant to Item 401(b) of Regulation S-K.

Item 8.01 Other Events

On May 22, 2023, the Company issued a press release announcing the departure of Mr. Arvidson as Chief Financial Officer and appointment of Mr. Hoch as Interim Chief Financial Officer. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated May 22, 2023
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TILT Holdings Inc.

Date: May 26, 2023	By:	/s/ Timothy Conder
	Name:	Timothy Conder
	Its:	Interim Chief Executive Officer